SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: November 15, 2004
                        ---------------------------------
                        (Date of earliest event reported)


                              MAMMATECH CORPORATION
                             (A Florida Corporation)
                            ------------------------
             (Exact name of registrant as specified in its chapter)


     Florida                      3842                     59-2181303
     --------                     ----                    ------------
(State or other            (Primary Standard             (IRS Employer
jurisdiction of            Classification Code       Identification No.)
incorporation) Number)


                   930 NW 8th Ave., Gainesville, Florida 32601
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          (Address of principal executive offices, including zip code)

                             Telephone: 352-375-0607
                             -----------------------
              (Registrant's telephone number, including area code)




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Item 8.01   Other Events.
-------------------------

On November 15, 2004, the Company elected to undergo a twenty to one reverse split of the Company's common stock. This reverse split is effective as of November 22, 2004. The Company intends to seek financing for new product development and believes the reverse split is in the best interests of the shareholders and the Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereonto duly authorized.

/s/  Mark Goldstein                                        November 15, 2004
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Mark Goldstein                                                  Date
Chair of the Board